UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 April 29, 2003


                          BIOSOURCE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                  0-21930                   77-0340829
(State or other jurisdiction of     (Commission                (IRS Employer
         incorporation)              File Number)            Identification No.)



        542 Flynn Road, Camarillo, California                    93012
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (805) 987-0086


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ITEM 5. - OTHER EVENTS.

On April 29, 2003, the Company issued a press release announcing the resignation of a member of the Company's Board of Directors and the resolution to reduce the board composition from seven to six. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

ITEM 7. - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements. None.

     (b)  Pro Forma Financial Information. None.

     (c)  Exhibits.

          99.1 Press Release dated April 29, 2003, published by BioSource International, Inc. (the "Company").


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BIOSOURCE INTERNATIONAL, INC.



April 29, 2003                                 /s/ Charles C. Best
                                               -----------------------
                                               Charles C. Best
                                               Chief Financial Officer


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                                  EXHIBIT INDEX


 EXHIBIT NUMBER             DESCRIPTION

      99.1                  Press Release dated April 29, 2003, published by the
                            Company.